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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2003


                           WENDY'S INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Ohio                         1-8116                 31-0785108
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio                           43017
  (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code 614) 764-3100

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Item 1.     Changes in Control of Registrant.

            Not applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not applicable.

Item 3.     Bankruptcy or Receivership.

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not applicable.

Item 5.     Other Events and Regulation FD Disclosure.

            On January 31, 2003, the Company issued a press release announcing its 4th quarter and full year 2002 results. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 6.     Resignations of Registrant's Directors.

            Not applicable.

Item 7.     Financial Statements and Exhibits.

            The press release described in Item 5 above is attached hereto as
            Exhibit 99.

Item 8.     Change in Fiscal Year.

            Not applicable.


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Item 9.     Regulation FD Disclosure.

            Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WENDY'S INTERNATIONAL, INC.


                                        By: /s/ Kerrii B. Anderson
                                           ---------------------------
                                            Kerrii B.Anderson
                                            Executive Vice President &
                                            Chief Financial Officer

Date: January 31, 2003


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